EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the quarterly report of MedSource Technologies, Inc. on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, William J. Kullback, Senior Vice President -- Finance and Chief Financial Officer of MedSource certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1) such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedSource.

Dated:  May 14, 2003

                                                  /s/ William J. Kullback
                                                --------------------------------
                                                William J. Kullback
                                                Senior Vice President -- Finance
                                                   and Chief Financial Office